UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

Penn Millers Holding Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34496	80-0482459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 North Franklin Street, P.O. Box P Wilkes-Barre, Pennsylvania	18773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 233-8347

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2010, the Board of Directors of Penn Millers Holding Corporation (the Company) approved an amendment to the Company’s Supplemental Executive Retirement Plan (SERP). The SERP was amended to explicitly provide that any benefits a participant is entitled to receive under the SERP will be reduced by such participant’s account balance, if any, under the Company’s Employee Stock Ownership Plan (ESOP).

A copy of the amendment to the Company’s SERP is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Amendment of the Penn Millers Holding Corporation Supplemental Executive Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN MILLERS HOLDING CORPORATION

Dated: January 29, 2010	By:	/s/ Douglas A. Gaudet
Douglas A. Gaudet
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Amendment of the Penn Millers Holding Corporation Supplemental Executive Retirement Plan